EXHIBIT 10.1

                             AMENDMENT NO. 4 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


   AMENDMENT NO. 4 (this "Amendment"), dated as of March 31, 1999, under the Second Amended and Restated Credit Agreement (Tranche A and Tranche C Facilities), dated as of June 29, 1998, by and among Arch Paging, Inc. (the "Borrower"), the Lenders party thereto, The Bank of New York, Royal Bank of Canada, Toronto Dominion (Texas), Inc. and Barclays Bank PLC, as Managing Agents, Royal Bank of Canada, as Documentation Agent, Toronto Dominion (Texas), Inc., as Syndication Agent, and The Bank of New York, as Administrative Agent, as amended by Amendment No. 1, dated as of September 14, 1998, Amendment No. 2, dated as of December 8, 1998 and Amendment No. 3 and Consent No. 1, dated as of February 22, 1999 (as so amended, the "Credit Agreement").


                                    RECITALS


   A. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement as amended hereby.

   B. The Borrower has requested that certain provisions of the Credit Agreement be amended in connection with the MobileMedia Merger and the Administrative Agent and the Lenders signing below are willing to agree thereto subject to the terms and conditions hereinafter set forth.

   Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

   1. Clause (b) of the definition of "Applicable  Margin"  contained in Section
1.1 of Credit Agreement is amended in its entirety to read as follows:

         (b) On and after the Merger Effective Date:

            (i) As to the Tranche A Loans and Letters of Credit, at all times during the applicable periods set forth below: (1) with respect to the unpaid principal amount thereof consisting of ABR Advances, the applicable percentage set forth in the following table under the heading "ABR" and (2) with respect to (x) the unpaid principal amount thereof consisting of Eurodollar Advances, and (y) Letter of Credit Fees, the applicable percentage set forth in the following table under the heading "Eurodollar and LC Rate":

         -------------------------------------------------------
         PRICING LEVERAGE RATIO
         -------------------------------------------------------
         --------------  -------------  ---------  -------------
         Greater Than                              Eurodollar
         or Equal To     Less Than      ABR        and LC Rate
         --------------  -------------  ---------  -------------
         --------------  -------------  ---------  -------------
         4.50:1.00                      1.875%     3.125%
         --------------  -------------  ---------  -------------
         --------------  -------------  ---------  -------------
         4.00:1.00       4.50:1.00      1.500%     2.750%
         --------------  -------------  ---------  -------------
         --------------  -------------  ---------  -------------
         3.00:1.00       4.00:1.00      1.125%     2.375%
         --------------  -------------  ---------  -------------
         --------------  -------------  ---------  -------------
                         3.00:1.00      0.750%     2.000%
         --------------  -------------  ---------  -------------


            (ii) As to the Tranche C Loans:

            (A) If there are bona fide trades of the Applicable Notes on at least six Business Days during the Calculation Period, the Applicable Margin for Tranche C Loans for the period on and after the Merger Effective Date shall be (1) with respect to the unpaid principal amount thereof consisting of ABR Advances, the Average Spread for ABR Advances (as defined below) and (2) with respect to the unpaid principal amount thereof consisting of Eurodollar Advances, the Average Spread for Eurodollar Advances (as defined below), provided that in no event will the Applicable Margin on Tranche C Loans (1) be less than 3.00% in the case of ABR Advances and (2) be less than 4.250% in the case of Eurodollar Advances. For purposes of this clause (b)(ii)(A), the following terms shall have the meanings set forth below:

               "Applicable  Notes":  the New Arch Notes or the Arch 12
            3/4% Senior Notes.

               "Average  Spread  for  Eurodollar  Advances":   a  rate
            (expressed as a percentage rounded to the next highest 0.125%) equal to the Average Trading Yield on the New Arch Notes or the Average Trading Yield on the Arch 12 3/4% Senior Notes, whichever is greater, minus the sum of (i) the average total return on such date for interpolated seven year treasury notes during the Calculation Period,
            (ii) the average swap rate from seven year fixed to seven year floating rate and (iii) a premium of 200 basis points (reflecting the senior status of the Tranche C Loans).

               "Average  Spread for ABR Advances":  the Average Spread
            for Eurodollar Advances minus 1.25%.

               "Average Trading Yield": means, with respect to each of
            the Applicable Notes, the average of the yields, on a yield to worst basis, of the mid-market price for such Applicable Notes during the Calculation Period based on the number of days during the Calculation Period on which there were bona fide trades of such Applicable Notes. For any Business Day during the Calculation Period, the yield, on a yield to worst basis, of the mid-market price for each of the Applicable Notes shall be the average of the mid-market prices as quoted by Bear Stearns & Co. Inc. ("Bear Stearns") and by TD Securities as of the close of trading on such Business Day for such Applicable Notes. If the average for the Calculation Period of the mid-market price quoted by Bear Stearns and TD Securities for the Applicable Notes differs by more than 37.5 basis points, the mid-market price for determining the yield on the Applicable Notes for the Calculation Period shall be the average of the mid-market prices for such Applicable Notes for the Calculation Period as quoted by Bear Stearns, TD Securities and BNY Capital Markets. The "mid-market price" quoted by any person on any Business Day shall be the average of the bid and asked price as quoted by such person as of the close of business on such Business Day.

               "Calculation  Period": the ten Business Day period from
            and including the sixth Business Day after the issuance of the New Arch Notes to and including the 15th Business Day after the issuance of the New Arch Notes.

            (B) If there are not bona fide trades of the Applicable Notes on at least six Business Days during the Calculation Period, the Applicable Margin for Tranche C Loans for the period on and after the Merger Effective Date shall be (1) with respect to the unpaid principal amount thereof consisting of ABR Advances, 5.625%, and (2) with respect to the unpaid principal amount thereof consisting of Eurodollar Advances, 6.875%.

            (iii) Changes in the Applicable Margin described in clause
         (b)(i) above resulting from a change in the Pricing Leverage Ratio, as set forth in a Compliance Certificate delivered pursuant to Section 7.1(c) evidencing such a change, shall become effective upon the second Business Day following the delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to Section 7.1(c) evidencing a change in the Pricing Leverage Ratio. If the Borrower shall fail to deliver a Compliance Certificate within 60 days after the end of each of the first three fiscal quarters (or 90 days after the end of the last fiscal quarter) as required by
         Section 7.1(c), the Pricing Leverage Ratio, solely for purposes of calculating the Applicable Margin, shall be deemed to be greater than 4.50:1.00 from and including the date on which such Compliance Certificate was required to be delivered to the date of delivery to the Administrative Agent of such Compliance Certificate.

   2. The definition of "Commitment Fee Percentage" contained in Section 1.1 of Credit Agreement is amended in its entirety to read as follows:

         (a) (i) Prior to the Merger Effective Date, at all times during the applicable periods set forth below, the applicable percentage set forth below next to the words "Tranche A Commitment":

      ------------------------------------ ------------------------- ---------
                                           Applicable
      Period                               Commitment                Margin
      ------------------------------------ ------------------------- ---------
      ------------------------------------ ------------------------- ---------
      when the Pricing Leverage Ratio is   Tranche A Commitment      0.5000%
      greater than or equal to 4.00:1.00
      ------------------------------------ ------------------------- ---------
      ------------------------------------ ------------------------- ---------
      when the Pricing Leverage Ratio is   Tranche A Commitment      0.3750%
      less than 4.00:1.00
      ------------------------------------ ------------------------- ---------


         (ii) Changes in the Commitment Fee Percentage resulting from a change in the Pricing Leverage Ratio, as set forth in a Compliance Certificate delivered pursuant to Section 7.1(c) evidencing such a change, shall become effective upon the second Business Day following the delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to
      Section 7.1(c) evidencing a change in the Pricing Leverage Ratio. If the Borrower shall fail to deliver a Compliance Certificate within 60 days after the end of each of the first three fiscal quarters (or 90 days after the end of the last fiscal quarter) as required by Section 7.1(c), the Pricing Leverage Ratio, solely for purposes of calculating the Commitment Fee Percentage, shall be deemed to be greater than 4.00:1.00 from and including the date on which such Compliance Certificate was required to be delivered to the date of delivery to the Administrative Agent of such Compliance Certificate.

         (b) On and after the Merger Effective Date, 0.500%.

   3. Section 1.1 of the Credit Agreement is amended by adding the following new definition thereof in its appropriate alphabetical order:

            "New Capital" shall mean all capital raised by the Borrower or any of its Affiliates in connection with the consummation of the MobileMedia Transactions, including, without limitation, (A) the Additional Tranche C Loans, (B) the proceeds of any debt offering (including the New Arch Notes), and (C) the proceeds of any equity issuance (other than the rights offering contemplated by the MobileMedia Merger Documents in the anticipated amount of $217,000,000).

   4. Section 8.3(iv)(S)(4) of the Credit Agreement shall be amended by substituting "June 30, 1999" for "March 31, 1999" on the second line thereof.

   5. Section 8.3(iv)(C) is amended in its entirety to read as follows:

               (C) New Capital; Officer's Certificate. Arch shall have
            (1) raised New Capital in a minimum amount of $320,000,000, of which at least $125,000,000 shall be in the form of additional notes issued by Arch or, if Arch Escrow shall have issued such notes, Arch shall have assumed the obligations of Arch Escrow in respect thereof (in either case, the "New Arch Notes") on terms and conditions satisfactory to the Managing Agents, (2) received proceeds in an amount not less than $320,000,000 (less customary underwriting discounts, commissions and related expenses) from the issuance of such New Capital (either directly or as a result of the Arch Escrow Merger), and (3) the Administrative Agent shall have received a certificate of a Financial Officer of the Borrower, dated the Merger Effective Date, in all respects satisfactory to the Administrative Agent as to the foregoing matters and, unless theretofor delivered to the Administrative Agent, attaching a true, complete and correct copy of each of the New Arch Indenture, any security agreement or other document executed in connection therewith and the Offering Memorandum or other disclosure document, if any, in respect thereof, each of which shall be in form and substance satisfactory to the Managing Agents.

   6. Paragraphs 1-5 of this Amendment shall not be effective until the prior or simultaneous fulfillment of the following conditions (the "Amendment Effective Date"):

      (a) The Administrative Agent shall have received this Amendment, duly executed by a duly authorized officer or officers of the Borrower, the Parent, the Subsidiary Guarantors, the Administrative Agent and Required Lenders.

      (b) The Administrative Agent shall have received Amendment No. 4, dated the date hereof, to the Tranche B Credit Agreement (the "Tranche B Credit Agreement Amendment"), duly executed by a duly authorized officer or officers of the Borrower, the Parent, the Subsidiary Guarantors, the Administrative Agent and Required Lenders (each under and as defined in the Tranche B Credit Agreement).

      (c) The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of the Borrower: (i) attaching a true and complete copy of the resolutions of its Managing Person authorizing this Amendment in form and substance satisfactory to the Administrative Agent,
   (ii) certifying that its certificate of incorporation and by-laws have not been amended since June 29, 1998, or, if so, setting forth the same and (iii) setting forth the incumbency of its officer or officers who may sign this Amendment, including therein a signature specimen of such officer or officers.

      (d) The Administrative Agent shall have received an opinion of counsel to the Borrower, in form and substance satisfactory to the Managing Agents.

      (e) All fees due and payable on or prior to the Amendment Effective Date shall have been paid.

      (f) The representations and warranties contained in the Loan Documents shall be true and correct in all material respects (except to the extent such representations and warranties specifically relate to an earlier date) and no Default or Event of Default shall exist, and the Administrative Agent shall have received a certificate of an officer of the Borrower, dated the Amendment Effective Date, certifying to such effect.

      (g) The Administrative Agent shall have received such other documents as it shall reasonably request.

   10. The Borrower and the Parent each hereby (i) reaffirms and admits the validity and enforceability of the Credit Agreement (as amended by this Amendment) and the other Loan Documents and all of its obligations thereunder,
(ii) represents and warrants that there exists no Default or Event of Default, and (iii) represents and warrants that the representations and warranties contained in the Loan Documents, including the Credit Agreement as amended by this Amendment (other than the representations and warranties made as of a specific date) are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties are no longer true or correct as a result of events, acts, transactions or occurrences after the Second Restatement Effective Date which are permitted under the Credit Agreement.

   11. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

   12. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

   13. Except as amended hereby, the Credit Agreement shall in all other respects remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to the Second Amended and Restated Credit Agreement (Tranche A and Tranche C
Facilities) to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                   ARCH PAGING, INC.


                                   By:

                                   Name:

                                   Title:

                                ARCH PAGING, INC.
                             AMENDMENT NO. 4 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                   THE BANK OF NEW YORK,
                                   Individually, as Letter of Credit Issuer, as
                                   Managing Agent and as Administrative Agent


                                   By:

                                   Name:

                                   Title:

                                ARCH PAGING, INC.
                             AMENDMENT NO. 4 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                   CONSENTED TO BY:

                                   TORONTO DOMINION (TEXAS), INC.,
                                   Individually, as Managing Agent and as
                                   Syndication Agent


                                   By:

                                   Name:

                                   Title:

                                ARCH PAGING, INC.
                             AMENDMENT NO. 4 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                   CONSENTED TO BY:

                                   ROYAL BANK OF CANADA,
                                   Individually, as Managing Agent and as
                                   Documentation Agent


                                   By:

                                   Name:

                                   Title:

                                ARCH PAGING, INC.
                             AMENDMENT NO. 4 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                   CONSENTED TO BY:

                                   BARCLAYS BANK PLC, Individually and as a
                                   Managing Agent


                                   By:

                                   Name:

                                   Title:

                                ARCH PAGING, INC.
                             AMENDMENT NO. 4 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                   CONSENTED TO BY:

                                   FIRST UNION NATIONAL BANK


                                   By:

                                   Name:

                                   Title:

                                ARCH PAGING, INC.
                             AMENDMENT NO. 4 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                   CONSENTED TO BY:

                                   VAN KAMPEN PRIME RATE INCOME TRUST


                                   By:

                                   Name:

                                   Title:

                                ARCH PAGING, INC.
                             AMENDMENT NO. 4 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                   CONSENTED TO BY:

                                   VAN KAMPEN CLO I, LIMITED

                                   By:      Van Kampen Management, Inc.,
                                            as Collateral Manager


                                   By:

                                   Name:

                                   Title:

                                ARCH PAGING, INC.
                             AMENDMENT NO. 4 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                   CONSENTED TO BY:

                                   PNC BANK, NATIONAL ASSOCIATION


                                   By:

                                   Name:

                                   Title:

                                ARCH PAGING, INC.
                             AMENDMENT NO. 4 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                   CONSENTED TO BY:

                                   FLEET NATIONAL BANK


                                   By:

                                   Name:

                                   Title:

                                ARCH PAGING, INC.
                             AMENDMENT NO. 4 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                   CONSENTED TO BY:

                                   BANKBOSTON, N.A.


                                   By:

                                   Name:

                                   Title:

                                ARCH PAGING, INC.
                             AMENDMENT NO. 4 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                   CONSENTED TO BY:

                                   GENERAL ELECTRIC CAPITAL CORPORATION


                                   By:

                                   Name:

                                   Title:

                                ARCH PAGING, INC.
                             AMENDMENT NO. 4 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                   CONSENTED TO BY:

                                   SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                                   By:

                                   Name:

                                   Title:

                                ARCH PAGING, INC.
                             AMENDMENT NO. 4 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                   CONSENTED TO BY:

                                   SOCIETE GENERALE


                                   By:

                                   Name:

                                   Title:

                                ARCH PAGING, INC.
                             AMENDMENT NO. 4 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                   CONSENTED TO BY:

                                   BEAR STEARNS INVESTMENT PRODUCTS INC.


                                   By:

                                   Name:

                                   Title:

                                ARCH PAGING, INC.
                             AMENDMENT NO. 4 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                   CONSENTED TO BY:

                                   MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST


                                   By:

                                   Name:

                                   Title:

                                ARCH PAGING, INC.
                             AMENDMENT NO. 4 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                   CONSENTED TO BY:

                                   KZH CNC LLC


                                   By:

                                   Name:

                                   Title:

                                ARCH PAGING, INC.
                             AMENDMENT NO. 4 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                   CONSENTED TO BY:

                                   THE PRUDENTIAL INSURANCE
                                   COMPANY OF AMERICA


                                   By:

                                   Name:

                                   Title:

                                ARCH PAGING, INC.
                             AMENDMENT NO. 4 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                   CONSENTED TO BY:

                                   FRANKLIN FLOATING RATE TRUST


                                   By:

                                   Name:

                                   Title:

                                ARCH PAGING, INC.
                             AMENDMENT NO. 4 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                   CONSENTED TO BY:

                                   ARCH CONNECTICUT VALLEY, INC.
                                   ARCH COMMUNICATIONS ENTERPRISES, LLC

                                   AS TO EACH OF THE FOREGOING:


                                   By:

                                   Name:

                                   Title:



                                   ARCH COMMUNICATIONS, INC.


                                   By:

                                   Name:

                                   Title:



                                   ARCH COMMUNICATIONS GROUP, INC.


                                   By:

                                   Name:

                                   Title: